AMENDMENT TO EMPLOYMENT AGREEMENT
DATED NOVEMBER 5, 2009

This Amendment to Employment Agreement (“EA”) is further amending the Employment Agreement that was entered into and signed on February 18, 2003 by and between Century Casinos, Inc., a Delaware corporation and Dr. Erwin Haitzmann (“Employee”), an Austrian citizen, as follows:

A)	In Section 1. Term of Agreement, the date “December 31, 2009” shall be replaced with “December 31, 2014”

B)	In Section 10. Notice, the address of the Employer shall read as follows:

“Employer:	Century Casinos Europe GmbH
Untere Viaduktgasse 2, 3. Stock
A-1030 Wien, Austria/Europe

IN WITNESS WHEREOF, Employer and Employee have duly executed this Amendment as of the day and year first above written.

EMPLOYER – CENTURY CASINOS EUROPE GMBH:

By: /s/ Andreas Terler
DI Andreas Terler, Geschaeftsfuhrer

EMPLOYEE:

By: /s/ Erwin Haitzmann
Dr. Erwin Haitzmann

FOR CENTURY CASINOS, INC. AND COMPENSATION COMMITTEE:

By: /s/ Gottfried Schellmann
Mag. Gottfried Schellmann,
Director and Member of Compensation Committee

By: /s/ Dinah Corbaci
Dr. Dinah Corbaci,
Director and Member of Compensation Committee